UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 West Field Court, Suite 300 Lake Forest, IL	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(847) 279-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 16, 2010, the Akorn, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) had granted approval of the Company’s Erythromycin Ophthalmic Ointment USP 1 g as a supplement to the Company’s already approved Abbreviated New Drug Application (ANDA) for Erythromycin Ophthalmic Ointment USP 3.5 g.  Upon receipt of approval, the Company launched sales of the 1 g product.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by Akorn, Inc., dated September 16, 2010, announcing its launch of Erythromycin Ophthalmic Ointment USP 1 g upon receiving FDA approval of its ANDA supplement for this product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

Date:	September 16, 2010	By:	/s/ Timothy A. Dick
Timothy A. Dick
Sr. Vice President, Chief Financial Officer